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                                                                   Exhibit 10.38

                              UNIVERSAL CORPORATION

                    2002 NON-QUALIFIED STOCK OPTION AGREEMENT

     THIS AGREEMENT dated as of December 5, 2002, between Universal Corporation, a corporation organized under the laws of Virginia (the "Company"), and ______________ (the "Optionee"), is made pursuant and subject to the provisions of the Company's 2002 Executive Stock Plan, which is incorporated herein by reference, and any future amendments thereto (the "Plan"). Capitalized terms not otherwise defined herein have the meanings given them in the Plan.

     1. Grant of Option. Pursuant to the Plan, the Company, on December 5, 2002, granted to the Optionee, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the right and option to purchase from the Company all or any part of an aggregate of ______ shares of common stock of the Company ("Common Stock") at the option price of $35.67 per share. Such option will be exercisable as hereinafter provided.

     2. Terms and Conditions. This option is subject to the following terms and conditions:

        (a) Expiration Date. The Expiration Date of this option is December 5, 2012.

        (b) Exercise of Option. Except as provided in paragraphs 4 and 5, this option shall be exercisable, with respect to one-third (1/3) of the total number of shares of Common Stock covered by this option, as set forth in paragraph 1 above, for each full 12 month period after the date hereof and each anniversary of such date, up to a total of three (3) such periods, that the Optionee continues to be employed by the Company or an Affiliate after the date of the granting of this option. Once this option has become exercisable with respect to a particular number of shares in accordance with the preceding sentence, it shall continue to be exercisable with

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          respect to such shares until the earlier of (i) termination of the
          Optionee's rights hereunder pursuant to paragraph 3 or (ii) the Expiration Date. A partial exercise of this option shall not affect the Optionee's right to exercise this option subsequently with respect to the remaining shares that are exercisable subject to the conditions of the Plan and this Agreement.

     (c) Method of Exercising and Payment for Shares. This option shall be exercised by written notice delivered to the attention of the Company's Secretary at the Company's principal office in Richmond, Virginia. The written notice shall specify the number of shares being acquired pursuant to the exercise of the option when such option is being exercised in part in accordance with subparagraph 2(b) hereof. The exercise date shall be the date specified in such notice or, if no date is specified, the date such notice is otherwise received by the Company. Such notice shall provide for or be accompanied by payment of the option price in full for each share of Common Stock being acquired pursuant to such exercise, in cash or cash equivalent acceptable to the Committee, by the surrender (by physical delivery or attestation) of mature shares of Common Stock (shares held by the Optionee for at least six months or as otherwise required by applicable laws and regulations) with a Fair Market Value at the time of exercise equal to the option price or by any combination of cash or acceptable cash equivalent and Common Stock having an aggregate Fair Market Value equal to the option price.

     (d) Cashless Exercise. To the extent permitted under the applicable laws and regulations, at the request of the Optionee, the Company agrees to cooperate in a "cashless exercise" of the option pursuant to this paragraph 2. The cashless exercise shall be effected by the Optionee delivering to the Securities Broker instructions to exercise all or part of the option, including

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          instructions to sell a sufficient number of shares of Common Stock to cover the costs and expenses associated therewith.

     (e) Payment of Withholding Taxes. Unless the Optionee pays to the Company in cash (or provides for the payment of) the withholding taxes on the gain realized from the exercise of the Option prior to or at the time of the date of exercise, the Company shall (i) withhold from the shares of Common Stock issuable to the Optionee upon such exercise only the number of whole shares of Common Stock which on such exercise date best approximates but does not exceed the minimum statutory amount of taxes required to be withheld by the Company and (ii) immediately after such exercise deliver to the Securities Broker, free of all restrictions, the number of whole shares of Common Stock, from the shares issued upon exercise, which best approximates the amount of taxes to be withheld in excess of the minimum statutory amount required to be withheld by the Company. The Optionee authorizes and directs the Company to deliver such shares to the Securities Broker and authorizes and directs the Securities Broker to sell the shares and remit the proceeds to the Company for the payment of withholding taxes.

     (f) Nontransferability. The Option granted under this Agreement shall be nontransferable except by will or by the laws of descent and distribution; provided, however, that the Optionee shall be entitled, in the manner provided in subparagraph 2(f) hereof, to designate a beneficiary to exercise his or her rights, and to receive any shares of Common Stock issuable, with respect to such Option upon the death of the Optionee. The Option may be exercised during the lifetime of the Optionee only by the Optionee or, if permitted by applicable law, the Optionee's guardian or legal representative.

     (g) Designation of Beneficiary. The Optionee may designate a beneficiary by completing a beneficiary designation form approved by the Committee and

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               delivering the completed designation form to the Human Resources
               Department of the Company. The person who is the Optionee's named beneficiary at the time of his or her death (herein referred to as the "Beneficiary") shall be entitled to exercise the Option, to the extent it is exercisable, after the death of the Optionee. The Optionee may from time to time revoke or change his or her Beneficiary without the consent of any prior Beneficiary by filing a new designation with the Human Resources Department of the Company. The last such designation received by the Company shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Company prior to the Optionee's death, and in no event shall any designation be effective as of a date prior to such receipt. If the Committee is in doubt as to the right of any person to exercise the Option, the Company may refuse to recognize such exercise, without liability for any interest or dividends thereon, until the Committee determines the person entitled to exercise such Option, which determination shall be final and conclusive.

     3. Exercise During Employment. Subject to the vesting periods set forth in subparagraph 2(b), this option may not be exercised in whole or in part after the earlier of (i) the date ninety days after the date the Optionee terminates his or her employment with the Company or an Affiliate or (ii) the Expiration Date; provided, however, that the Optionee's right to exercise this option shall terminate immediately in the event the Optionee's employment with the Company or an Affiliate is terminated for cause as hereinafter defined or the Optionee is in violation of paragraph 6 hereof. For purposes of the preceding sentence, the Optionee's

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employment shall be deemed to have been terminated for cause if the Optionee's employment is terminated as a result of fraud, dishonesty or embezzlement from the Company or an Affiliate.

     4. Exercise in the Event of Retirement, Death, Disability. Notwithstanding the vesting requirement set forth in subparagraph 2(b), this option shall become exercisable in full in the event that prior to the Expiration Date of this option the Optionee (i) retires (early, after age 55, normal, at age 65, or delayed retirement) or for any reason approved by the Committee in its absolute discretion or, (ii) dies or becomes totally and permanently disabled (as defined below) while employed by the Company or an Affiliate. In the event of death this option may be exercised by the Optionee's estate, or the person or persons to whom his or her rights under this option shall pass by will or the laws of descent and distribution. For purposes of this Agreement, "totally and permanently disabled" shall mean the incapacity of the Optionee by reason of bodily injury or disease which prevents the Optionee from performing the customary duties of his or her position with the Company or an Affiliate, provided such disability can be expected to continue for a lifetime. Options that become exercisable pursuant to this paragraph 4 will continue to be exercisable for the remainder of the period preceding the Expiration Date.

     5. Exercise in the Event of Liquidation or Reorganization. In the event of a dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation, the Optionee shall have the right immediately prior to such dissolution or liquidation, or merger or consolidation, to exercise his or her option in full.

     6. Optionee Covenants. The Optionee recognizes that over a period of many years the Company and its Affiliates (including any predecessors or entities from which they might have acquired goodwill) have developed, at considerable expense, relationships with customers and prospective customers which constitute a major part of the value of the goodwill of the Company and its Affiliates. During the course of his or her employment by the Company, the

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Optionee will have substantial contact with these customers and prospective customers. In order to protect the goodwill of the Company's and the Affiliate's businesses, the Optionee covenants and agrees that, in the event of the termination of his or her employment, whether voluntary or involuntary, he shall forfeit the option if he directly or indirectly as an owner, shareholder, director, employee, partner, agent, broker, consultant or other participant, for the period during which the option is exercisable:

                    (a) calls upon or causes to be called upon, or solicits or assists in the solicitation of any person, firm, association, or corporation, listed as a customer of the Company or any of its Affiliates on the date of termination of the Optionee's employment, for the purpose of selling, renting or supplying any product or service competitive with the products or services of the Company or any of its Affiliates; or

                    (b) performs for a competitor of the Company the same or similar services he or she performed for the Company.

     Subparagraphs (a) and (b) are separate and divisible covenants; if for any reason any one covenant is held to be invalid or unenforceable, in whole or in part, the same shall not be held to affect the validity or enforceability of the others, or of any provision of this Agreement. The period and scope of the restrictions set forth in this paragraph shall be reduced to the maximum permitted by the law actually applied to determine the validity of each subparagraph.

     7. Fractional Shares. Fractional shares shall not be issuable hereunder, and when any provision hereof may entitle the Optionee to a fractional share such fraction shall be disregarded.

     8. No Right to Continued Employment. This option does not confer upon the Optionee any right with respect to continuance of employment by the Company or an Affiliate, nor shall it interfere in any way with the right of the Company or an Affiliate to terminate his or her employment at any time.

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     9. Investment Representation. The Optionee agrees that unless such shares previously have been registered under the Securities Act of 1933 (i) any shares purchased by him hereunder will be purchased for investment and not with a view to distribution or resale and (ii) until such registration, certificates representing such shares may bear an appropriate legend to assure compliance with such Act. This investment representation shall terminate when such shares have been registered under the Securities Act of 1933.

     10. Change in Capital Structure. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by this option, and the price per share thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock), a stock split-up or any other increase or decrease in the number of such shares effected without receipt of cash or property or labor or services by the Company.

     Subject to any required action by the shareholders of the Company, if the Company shall be the surviving corporation in any merger or consolidation, this option shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to this option would have been entitled. A dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation, shall cause this option to terminate, provided that the Optionee shall, in such event, have the right immediately prior to such dissolution or liquidation, or merger or consolidation in which the Company is not the surviving corporation, to exercise this option.

     In the event of a change in the Common Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

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     To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

     Except as hereinbefore expressly provided in this paragraph 10, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to this option.

     The grant of the option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

     11. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of Virginia.

     12. Conflicts. In the event of any conflict between the provisions of the Plan as in effect on the date hereof and the provisions of this Agreement, the provisions of the Plan shall govern. All references herein to the Plan shall mean the Plan as in effect on the date hereof.

     13. Optionee Bound by Plan. The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof.

     14. Binding Effect. Subject to the limitations stated above and in the Plan, this Agreement shall be binding upon and inure to the benefit of the legatees, distributees, and personal representatives of the Optionee and the successors of the Company.

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     IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by a duly authorized officer, and the Optionee has affixed his or her signature hereto.

UNIVERSAL CORPORATION                       OPTIONEE


By:  _________________________________      _____________________________
Title:________________________________      [Name]

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                              UNIVERSAL CORPORATION

                    Schedule of Grants to Executive Officers

Optionees                                                Options Awarded
---------                                                ---------------

J. M. M. van de Winkel                                       52,500

J. A. Huffman                                                19,500

     Mr. van de Winkel's options expire five years from the date of grant (instead of 10 years) and are exercisable immediately after grant (instead of three-year ratable vesting).

     Mr. Huffman's options vest ratably over three years unless such options are to be exercised in connection with his entrance into the Registrant's Career Equity Ownership Program.